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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

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                                  May 26, 2005
                Date of Report (Date of earliest event reported)




                           THE FLAMEMASTER CORPORATION
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               (Exact name of registrant as specified in charter)


    NEVADA                           0-2712                        95-2018730
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(state or other                    (Commission                   (IRS Employer
jurisdiction of                    File Number)                  Identification
 incorporation)                                                      Number)


                                11120 SHERMAN WAY
                          SUN VALLEY, CALIFORNIA 91352
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              (Address of principal executive offices and zip code)


                                 (818) 982-1650
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              (Registrant's telephone number, including area code)


                                 (818) 765-5603
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               (Registrant's facsimile number including area code)


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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
ITEM 8.01   OTHER EVENTS

On May 26, 2005, Registrant issued a press release announcing the decision of its Board of Directors to File a Form 15 to terminate the registration of its common stock under the Securities Exchange act of 1934.

A copy of the Press Release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The Company's common stock has been trading on the Pink Sheets, a centralized electronic quotation service for over-the-counter securities, since May 18, 2005. The Company anticipates that its common shares will continue to be quoted and traded on the Pink Sheets, to the extent market makers demonstrate an interest in trading in Flamemaster's Common Stock. The stock has been trading under the symbol "FAME". However, the Company can give no assurance that trading in its stock will continue in the Pink Sheets or in any other forum.

Because the Company has fewer than 500 holders of record, and less than $10,000,000 of assets at the close of each of the last three fiscal years, the Company has determined that it is not obligated to be registered under Section 12(g) of the Exchange Act. On May 26, 2005, the Company filed a Certification and Notice of Termination of Registration Under Section 12(g) of the Exchange Act on Form 15 ("Form 15"). Pursuant to the filing of the Form 15, the Company's duty to file reports with the SEC under Sections 13 or 15(d) of the Exchange Act will be immediately suspended except for pending filings.

STATEMENTS IN THIS REPORT THAT ARE NOT HISTORICAL IN NATURE ARE "FORWARD-LOOKING STATEMENTS" AS DEFINED UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS MAY BE IDENTIFIED BY USE OF WORDS SUCH AS "BELIEVE," "EXPECT," "HOPE," "INTEND," "ESTIMATE," "ANTICIPATE," "PLAN," "WILL," "PROJECT" AND SIMILAR EXPRESSIONS, AND INCLUDE STATEMENTS ABOUT THE COMPANY'S INTENT TO DEREGISTER THE COMMON STOCK AND THE COMPANY'S EXPECTATION THAT ITS STOCK WILL BE TRADED ON THE PINK SHEETS. FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS OR EVENTS TO DIFFER MATERIALLY FROM THE COMPANY'S EXPECTATIONS. RISKS AND UNCERTAINTIES AFFECTING THE FORWARD LOOKING STATEMENTS IN THIS REPORT INCLUDE THE NEED TO COMPLY WITH SEC REGULATIONS IN DEREGISTERING THE COMMON STOCK, THE FACT THAT TRADING IN THE PINK SHEETS DEPENDS ON THE ACTIONS OF MARKET MAKERS AND IS NOT WITHIN THE CONTROL OF THE COMPANY, AND THE OTHER FACTORS SET FORTH IN THE COMPANY'S DOCUMENTS FILED WITH THE SEC.



ITEM 9.01   EXHIBITS

            Exhibit 99.1      Press Release of May 26, 2005
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                   FLAMEMASTER CORPORATION
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                                                           (Registrant)



Date:   May 26, 2005                               /s/ JOSEPH MAZIN
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                                                            (Signature)
                                                   Joseph Mazin, President and
                                                   Chairman and Chief Executive
                                                   Officer